QuickLinks -- Click here to rapidly navigate through this document

Exhibit 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

        I, Grant Miller, certify that:

        To the best of my knowledge and belief, the Transition Report on Form 10-KSB filed with the Securities and Exchange Commission on November 21, 2002 by USA Broadband, Inc. and to which this certification is appended (the "Periodic Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of USA Broadband, Inc.

Date: November 21, 2002	/s/ GRANT MILLER Grant Miller

QuickLinks

  Exhibit 99.2